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                                                                     EXHIBIT 4.1



COMMON STOCK                    [CVD LOGO]                          COMMON STOCK
[NUMBER SEAL]          CARDIOVASCULAR DYNAMICS, INC.               [SHARES SEAL]

INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                 AND A STATEMENT AS TO THE RIGHTS,
                                           PREFERENCES, PRIVILEGES AND RESTRIC-
                                           TIONS ON SHARES

                                                   CUSIP  14160K  10  2

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER
                                   SHARE, OF

                         CARDIOVASCULAR DYNAMICS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Dana P. Nickell                    [SEAL]           /s/ Michael R. Henson


     SECRETARY                                               CHAIRMAN AND
                                                       CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR
BY

                        AUTHORIZED SIGNATURE


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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM            --  as tenants in common
        TEN ENT            --  as tenants by the entireties
        JT TEN             --  as joint tenants with right of
                               survivorship and not as tenants
                               in common
        COM PROP           --  as community property

        UNIF GIFT MIN ACT  --  ...............Custodian...............
                                    (Cust)                (Minor)
                               under Uniform Gifts to Minors
                               Act....................................
                                               (State)
        UNIF TRF MIN ACT   --  .........Custodian (until age.........)
                                 (Cust)
                               ................under Uniform Transfers
                                   (Minor)
                               to Minors Act..........................
                                                    (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________

                              X________________________________________________

                              X________________________________________________
                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME(S) UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed


By____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.